UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 28, 2014

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

DineEquity, Inc., a Delaware corporation, held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 28, 2014.  The following matters set forth in our Proxy Statement dated April 17, 2014, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One:  Election of Three Class II Directors.

The nominees listed below were elected to serve as Class II directors for a three-year term with the respective votes set forth opposite their names:

	For	Withheld	Broker Non-Votes
Larry A. Kay	16,363,142	25,136	1,435,549

Douglas M. Pasquale	15,791,566	596,712	1,435,549

Julia A. Stewart	16,058,387	329,891	1,435,549

The following directors continued in office after the Annual Meeting:  Howard M. Berk, Daniel J. Brestle, Richard J. Dahl, Stephen P. Joyce, Caroline W. Nahas, Gilbert T. Ray and Patrick W. Rose.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2014 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2014 fiscal year.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
17,780,303	39,072	4,452	0

Proposal Three:  Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s 2014 Proxy Statement.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
13,789,462	2,531,746	67,070	1,435,549

Item 7.01   Regulation FD Disclosure.

On May 29, 2014, the Corporation issued a press release announcing that the Board of Directors of the Corporation declared a second quarter cash dividend of $0.75 per share of common stock, payable on June 27, 2014, to the Corporation’s stockholders of record as of June 18, 2014.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as an Exhibit and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.                     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release Regarding Declaration of Dividend issued by the Corporation on May 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2014	DINEEQUITY, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel Senior Vice President, Legal, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release Regarding Declaration of Dividend issued by the Corporation on May 29, 2014.